UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

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GreenVision Acquisition Corp.

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GREENVISION ACQUISITION CORP.
One Penn Plaza, 36th Floor
New York, New York 10019

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS OF
GREENVISION ACQUISITION CORP.

Dear Stockholders of GreenVision Acquisition Corp.:

You are cordially invited to attend the annual meeting (the “annual meeting”) of stockholders of GreenVision Acquisition Corp. (the “Company,” “we,” “us” or “our”) to be held at 11:00 a.m., local time, on Wednesday, May 12, 2021. Due to the COVID-19 pandemic, the Company will be holding the annual meeting via teleconference using the following dial-in information:

US/CANADA Toll-Free Dial-In Number: 1-888-965-8995 (toll-free)
US/CANADA International Dial-In Number: +1 415-655-0243 (standard rates apply)
Conference ID: 74359491

At the annual meeting, you will be asked to consider and vote upon the following proposals to:

(a)     amend the Company’s amended and restated certificate of incorporation (the “charter”) (the “Extension Amendment”) to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”) from May 21, 2021 to August 19, 2021, subject to the ability of the board of directors to further extend such date in accordance with the terms of the Extension Amendment (the “Extension,” and such date, the “Extended Date”) (“the Extension Proposal”);

(b)    elect Zhigeng (David) Fu, Qi (Karl) Ye, He (Herbert) Yu, Jonathan Intrater and Lee Stern to serve as directors on the Company’s board of directors (the “Board”) until the next annual meeting of stockholders or until his successor is elected and qualified (the “Director Election Proposal”); and

(c)     approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”).

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. The charter provides that the Company has, after giving effect to the two three-month extension periods permitted to us under the charter, 18 months after the closing of the Company’s initial public offering (the “IPO”), or until May 21, 2021, to complete a business combination. As previously reported, we have elected to extend the duration of our corporate existence for both three-month periods, to May 21, 2021, to allow us to consummate a business combination. Our Board believes that there will not be sufficient time before May 21, 2021 to complete a business combination.

The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination, which our Board believes is in the best interests of the Company’s stockholders. As previously reported, on February 8, 2021, the Company announced that it had entered into a definitive agreement to acquire Helbiz, Inc. (the “Helbiz Business Combination”). On February 8, 2021, the Company entered into that certain Merger Agreement and Plan of Reorganization (the “Merger Agreement”) with GreenVision Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Helbiz, Inc., a Delaware corporation (“Helbiz”) and Salvatore Palella, in his capacity as the shareholders’ representative, pursuant to which, Merger Sub will merge with and into Helbiz (the “Merger”), with Helbiz surviving the merger as a wholly owned subsidiary of the Company. The charter provides that the Company has until May 21, 2021 to complete a business combination. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Helbiz Business Combination, the Company’s board of directors (the “Board”) has determined that there will not be sufficient time before May 21, 2021 to hold a special meeting to obtain stockholder approval of, and to consummate, the Helbiz Business Combination. Instead, the closing of the Helbiz Business Combination is expected to take place during the third quarter of 2021, as soon as practicable after such special meeting, subject to the satisfaction or waiver of the closing conditions in the Merger Agreement. Accordingly, our Board believes that in order to be able to successfully complete the Helbiz Business Combination, it is appropriate to obtain the Extension. The Board believes that the business combination opportunity with Helbiz is compelling and in the best interests of our stockholders. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed business combination. For more information regarding the Helbiz Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on February 8, 2021, including the complete text of the Merger Agreement.

Most recently on April 8, 2021, the Company filed a preliminary proxy statement on Schedule 14A (the “Helbiz Business Combination Proxy Statement”) for the purpose of soliciting stockholder approval of the Helbiz Business Combination at a special meeting of stockholders. If approved, the Company would then consummate the Helbiz Business Combination immediately thereafter. Although the Company has filed the Helbiz Business Combination Proxy Statement, the Company thinks it is prudent to seek stockholder approval to extend the time to close the transaction.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest (net of taxes payable), divided by the number of then outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”) included as part of the units (the “units”) sold in the IPO (the “public shares”), regardless of how such public stockholders vote on the Extension Amendment. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders, subject to any limitations set forth in our charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company seeks shareholder approval of an initial business combination prior to the Extended Date or if the Company has not completed a business combination by the Extended Date.

Based upon the amount held in the trust account as of March 31, 2021, which was approximately $58,967,365, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.23 at the time of the annual meeting. The closing price of the Company’s Common Stock on the Record Date was $10.18. The Company cannot assure stockholders that they will be able to sell their shares of Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the charter, a public stockholder that votes on the Extension Proposal, whether or not in favor of such proposal, may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on May 10, 2021 (two business days prior to the vote at the annual meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension Proposal is not approved and we do not consummate a business combination by May 21, 2021, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination by May 21, 2021.

Approval of the Extension Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of common stock of the Company, par value $0.00001 per share (the “Common Stock”) as of the Record Date.

The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast by the Company’s stockholders present in person or by proxy at the annual meeting and entitled to vote thereon.

The purpose of the Adjournment Proposal is to provide more time, if needed, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the annual meeting to approve the Extension Amendment. Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of Common Stock who, being present and entitled to vote at the annual meeting, vote at the annual meeting.

Our Board has fixed the close of business on April 14, 2021 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting. This proxy statement is dated April 19, 2021 and is first being mailed to our stockholders on or about such date.

You are not being asked to vote on an initial business combination at this time. If you are a public stockholder, you will have the right to vote on an initial business combination (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval. After careful consideration of all relevant factors, our Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of the Extension Proposal, the Director Election Proposal, and the Adjournment Proposal.

To ensure your representation at the annual meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record holding shares of common stock, you may also cast your vote in person at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the annual meeting and vote in person, obtain a proxy from your broker or bank. A stockholder’s failure to vote or instruct your broker or bank how to vote at the annual meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote or provide instructions will have the effect of a vote “AGAINST” the Extension Proposal but will have no effect on the outcome of the Director Election Proposal and the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” the Extension Proposal and Adjournment

Proposal, but will have no effect on the outcome of the Director Election Proposal. Your vote is important regardless of the number of shares you own. Please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 12, 2021: This notice of meeting, the accompany proxy statement and proxy card are available at https://www.cstproxy.com/greenvisionacquisition/2021.  For banks and brokers, the annual report is available at https://www.cstproxy.com/greenvisionacquisition/2021/ar and the proxy statement is available at and https://www.cstproxy.com/greenvisionacquisition/2021/proxy.

On behalf of our board of directors, we would like to thank you for your support of GreenVision Acquisition Corp.

April 19, 2021	By Order of the Board of Directors
/s/ Zhigeng (David) Fu
Zhigeng (David) Fu
Chief Executive Officer

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST VOTE ON THE EXTENSION PROPOSAL AND (1) IF YOU HOLD SHARES OF COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE ANNUALMEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

GREENVISION ACQUISITION CORP.
One Penn Plaza, 36th Floor
New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
GREENVISION ACQUISITION CORP.

Dear Stockholders of GreenVision Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2021 annual meeting (the “annual meeting”) of stockholders of GreenVision Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 11:00 a.m., local time, on Wednesday, May 12, 2021. Due to the COVID-19 pandemic, the Company will be holding the annual meeting via teleconference using the following dial-in information:

US/CANADA Toll-Free Dial-In Number: 1-888-965-8995 (toll-free)
US/CANADA International Dial-In Number: +1 415-655-0243 (standard rates apply)
Conference ID: 74359491

At the annual meeting, you will be asked to consider and vote upon the following proposals to:

(a)     Proposal No. 1 — The Extension Proposal — amend the Company’s amended and restated certificate of incorporation (the “charter”) (the “Extension Amendment”) to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”) from May 21, 2021 to August 19, 2021, subject to the ability of the board of directors to further extend such date in accordance with the terms of the Extension Amendment (the “Extension,” and such date, the “Extended Date”) (“the Extension Proposal”);

(b)    Proposal No. 2 — The Director Election Proposal — elect Zhigeng (David) Fu, Qi (Karl) Ye, He (Herbert) Yu, Jonathan Intrater and Lee Stern to serve as directors on the Company’s board of directors (the “Board”) until the next annual meeting of stockholders or until his successor is elected and qualified (the “Director Election Proposal”); and

(c)     Proposal No. 3 — The Adjournment Proposal — approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”).

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination, which our Board believes is in the best interests of the Company’s stockholders. Our Board believes that there will not be sufficient time before May 21, 2021 to complete a business combination. As previously reported, on February 8, 2021, the Company announced that it had entered into a definitive agreement to acquire Helbiz, Inc. (the “Helbiz Business Combination”). On February 8, 2021, the Company entered into that certain Merger Agreement and Plan of Reorganization (the “Merger Agreement”) with GreenVision Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Helbiz, Inc., a Delaware corporation (“Helbiz”) and Salvatore Palella, in his capacity as the shareholders’ representative, pursuant to which, Merger Sub will merge with and into Helbiz (the “Merger”), with Helbiz surviving the merger as a wholly owned subsidiary of the Company. The charter provides that the Company has until May 21, 2021 to complete a business combination. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Helbiz Business Combination, the Company’s board of directors (the “Board”) has determined that there will not be sufficient time before May 21, 2021 to hold a special meeting to obtain stockholder approval of, and to consummate, the Helbiz Business Combination. Instead, the closing of the Helbiz Business Combination is expected to take place during the third quarter of 2021, as soon as practicable after such special meeting, subject to the satisfaction or waiver of the closing conditions in the Merger Agreement. Accordingly, our Board believes that in order to be able to successfully complete the Helbiz Business Combination, it is appropriate to obtain the Extension. The Board believes that the business combination opportunity with Helbiz is compelling and in the best interests of our stockholders.

i

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the proposed Helbiz Business Combination. For more information regarding the Helbiz Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on February 8, 2021, including the complete text of the Merger Agreement.

On February 8, 2021, the Company announced that it had entered into a definitive agreement to acquire Helbiz, Inc. (the “Helbiz Business Combination”). Most recently on April 8, 2021, the Company filed a preliminary proxy statement on Schedule 14A (the “Helbiz Business Combination Proxy Statement”) for the purpose of soliciting stockholder approval of the Helbiz Business Combination at a special meeting of stockholders. If approved, the Company would then consummate the Helbiz Business Combination immediately thereafter. Although the Company has filed the Helbiz Business Combination Proxy Statement, the Company thinks it is prudent to seek stockholder approval to extend the time to close the transaction.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Approval of the Extension Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) as of the Record Date.

The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast by the Company’s stockholders present in person or by proxy at the annual meeting and entitled to vote thereon. Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the annual meeting.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest (net of taxes payable), divided by the number of then outstanding shares of the Company’s Common Stock included as part of the units (the “units”) sold in the IPO (the “public shares”), regardless of how such public stockholders vote on the Extension Amendment. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders for approval, subject to any limitations set forth in our charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company seeks shareholder approval of an initial business combination prior to the Extended Date or if the Company has not completed a business combination by the Extended Date.

Pursuant to the charter, a public stockholder that votes on the Extension Proposal, whether or not in favor of such proposal, may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on May 10, 2021 (two business days prior to the vote at the annual meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by May 21, 2021, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

The Company’s sponsor is GreenVision Capital Holdings, LLC (the “Sponsor”). The Sponsor and the Company’s initial officers and directors have entered into a letter agreement with the Company, pursuant to which they agreed to waive their rights to participate in any liquidation distribution with respect to founder shares and the shares of Common Stock underlying the private placement units (the “private placement shares”) purchased in the IPO held by them. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by May 21, 2021.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by any third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, except if such third party or prospective target business has executed a waiver of any and all rights to the monies held in the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. There is no assurance that the Sponsor will be able to satisfy its obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.23 (based on the amount held in the trust account as of March 31, 2021). Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.23, plus interest, due to unforeseen claims of potential creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Proposal is approved, the approval of the Extension Amendment will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved. The withdrawal of the Withdrawal Amount will reduce the amount held in the trust account, and the amount remaining in the trust account may be only a small fraction of the approximately $58,967,591 that was in the trust account as of the Record Date. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The record date for the annual meeting is April 14, 2021 (the “Record Date”). Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the annual meeting. On the Record Date, there were 7,187,500 outstanding shares of the Company’s common stock including 5,750,000 outstanding public shares. The Company’s warrants do not have voting rights in connection with the proposals.

This proxy statement is dated April 19, 2021 and is first being mailed to our stockholders on or about such date.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of the proposals. We urge you to read the accompanying proxy statement carefully. If you have any questions or need assistance voting your shares of the Company’s common stock, please contact Advantage Proxy, LLC, our proxy solicitor, by calling (206) 870-8565, or toll-free telephone (877) 870-8565, or by emailing ksmith@advantageproxy.com.

April 19, 2021	By Order of the Board of Directors
/s/ Zhigeng (David) Fu
Zhigeng (David) Fu
Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 12, 2021: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/greenvisionacquisition/2021. For banks and brokers, the annual report is available at https://www.cstproxy.com/greenvisionacquisition/2021/ar and the proxy statement is available at and https://www.cstproxy.com/greenvisionacquisition/2021/proxy.

v

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

•        our ability to complete our initial business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•        our potential ability to obtain additional financing, if needed, to complete our initial business combination;

•        our pool of prospective target businesses;

•        the ability of our officers and directors to generate a number of potential investment opportunities;

•        our public securities’ potential liquidity and trading;

•        the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the annual meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the annual meeting.

The Company is a blank check company formed in 2019 for the purpose of consummating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In November 2019, the Company consummated its IPO from which it derived gross proceeds of $57,500,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination consummated on or before a certain date (in our case, after giving effect to extensions permitted in our charter, May 21, 2021). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is submitting these proposals to the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.      to amend our charter to extend the date by which the Company has to consummate a business combination from May 21, 2021 to August 19, 2021, subject to the ability of the board of directors to further extend such date in accordance with the terms of the Extension Amendment;

2.      elect Zhigeng (David) Fu, Qi (Karl) Ye, He (Herbert) Yu, Jonathan Intrater and Lee Stern to serve as members of our Board of Directors until the 2022 annual meeting of stockholders or until his successor is elected and qualified; and

3.      to approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Why is the Company proposing the Extension Proposal?

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. Including the extensions permitted by the charter, the charter provides that the Company has 18 months after the closing of the Company’s IPO, or until May 21, 2021, to complete a business combination. Our Board believes that there will not be sufficient time before May 21, 2021 to complete a business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the initial business combination, which our Board believes is in the best interests of the Company’s stockholders. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed business combination.

On February 8, 2021, the Company entered into the Merger Agreement with Helbiz and the other parties thereto, pursuant to which, Merger Sub will merge with and into Helbiz, with Helbiz surviving the merger as a wholly owned subsidiary of the Company. The charter provides that the Company has until May 21, 2021 to complete a business combination. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Helbiz Business Combination, the Company’s Board has determined that there will not be sufficient time before May 21, 2021 to hold a special meeting to obtain stockholder approval of, and to consummate, the Helbiz Business Combination. Instead, the closing of the Helbiz Business Combination is expected to take place during the third quarter of 2021, as soon as practicable after such special meeting, subject to the satisfaction or waiver of the closing conditions in the Merger Agreement. Accordingly, our Board believes that in order to be able to successfully complete the Helbiz Business Combination, it is appropriate to obtain the Extension. The Board believes that the business combination opportunity with Helbiz is compelling and in the best interests of our stockholders. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the proposed Helbiz Business Combination. For more information regarding the Helbiz Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K, originally filed with the SEC by the Company on February 8, 2021, including the complete text of the Merger Agreement.

Most recently on April 8, 2021, we filed the Helbiz Business Combination Proxy Statement for the purpose of soliciting stockholder approval of the Helbiz Business Combination at a special meeting of stockholders. If approved, the Company would then consummate the Helbiz Business Combination immediately thereafter. Although the Company has filed the Helbiz Business Combination Proxy Statement, the Company thinks it is prudent to seek stockholder approval to extend the time to close the transaction. The Company believes that given the Company’s expenditure of time, effort, and money on negotiating with and reaching definitive agreements with Helbiz, the circumstances warrant providing public stockholders an opportunity to consider the proposed Helbiz Business Combination.

You are not being asked to vote on the Helbiz Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Helbiz Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why is the Company proposing the Adjournment Proposal?

The purpose of the adjournment proposal is to provide more time, if needed, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Extension Amendment.

Why should I vote for the Extension Amendment?

Our Board believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination.

The charter provides that if the Company holds a stockholder vote to amend any provisions of the charter relating to stockholder’s rights or pre-business combination activity (including the substance or timing within which we have to complete a business combination), the Company will provide its public stockholders who vote on such proposal with the opportunity to redeem their public shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such a transaction. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Whether a holder of public shares votes in favor of or against the Extension Amendment, if such amendment is approved, the holder may, but is not required to, redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Liquidation of the trust account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension Amendment is approved, the Company will have until the Extended Date to complete a business combination.

Our Board recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is not approved by the Company’s stockholders, our board of directors may not be able to adjourn the special meeting to a later time in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the consummation of the Extension Amendment. If the Extension Amendment is not approved, we would not be able to consummate the Helbiz Business Combination by May 21, 2021, which would trigger our automatic dissolution and liquidation pursuant to the terms of our charter.

How do the Company insiders intend to vote their shares?

All of the Company’s directors, officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of each of the proposals.

The Sponsor and our initial directors are not entitled to redeem the founder shares that they hold. On the record date, the Sponsor and our initial directors beneficially owned and were entitled to vote 1,437,500 founder shares. The founder shares represent approximately 20% of the Company’s issued and outstanding common stock.

The Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the annual meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the annual meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the annual meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal. None of the Company’s sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What vote is required to adopt the Extension Amendment?

Approval of the Extension Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock as of the Record Date.

What vote is required to elect the directors?

The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast by the Company’s stockholders present in person or by proxy at the annual meeting and entitled to vote thereon. This means that a director nominee will be elected if such director receives more affirmative votes than any other nominee for the same position.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the annual meeting.

What if I don’t want to vote for the Extension Proposal?

If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate a business combination by May 21, 2021, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any founder shares held by them. In addition, there will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by May 21, 2021. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

What happens if the Adjournment Proposal is not approved?

If the Adjournment Proposal is not approved, our board of directors may not be able to adjourn the meeting to a later time in the event, based on the tabulated votes, there are not sufficient votes at the time of the meeting to approve the Extension Proposal. In such event, the Extension Proposal would not be approved. The consequences of not obtaining approval of the Extension Proposal is set forth above.

If the Extension Proposal is approved, what happens next?

If the Extension Proposal is approved, the Company will continue to attempt to consummate an initial business combination until August 19, 2021 or the earlier date on which the Company’s board of directors otherwise determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. Further, the Extension Amendment also continues to provide us with the ability, if we anticipate that we may not be able to consummate our initial business combination by such Extended Date, that we may, but are not obligated to, further extend the period of time to consummate a business combination on two occasions of an additional three months each time. Pursuant to the terms of our Extension Amendment, in order to extend the time available for us to consummate our initial business combination beyond August 19, 2021, our founders (or their respective affiliates or designees), upon five (5) days advance notice prior to each applicable deadline, must deposit into the trust account an amount of up to $575,000 (based on an amount of $0.10 per public share that has not been redeemed) on or prior to the date of such applicable deadline.

The Company is continuing its efforts to complete the Helbiz Business Combination, which will involve:

•        completing, filing and distributing proxy materials; and

•        holding a special meeting to consider and approve the proposed business combination. If stockholders approve the Helbiz Business Combination, the Company expects to consummate such business combination as soon as possible following stockholder approval.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the trust account, if any, will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s Sponsor and its officers, directors and their affiliates.

Upon approval of the Extension Proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form attached as Annex A hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, rights and warrants will remain publicly traded until the Extended Date.

We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

If the Adjournment Proposal is approved, what happens next?

If the Adjournment Proposal is approved, GreenVision and Advantage Proxy, our proxy solicitor, would have more time, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes to approve the Extension Amendment. In addition to an adjournment of the meeting upon approval of the Adjournment Proposal, the GreenVision board of directors would be empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, GreenVision would issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

Would I still be able to exercise my redemption rights in the future in connection with a vote to approve a proposed business combination?

Unless you elect to redeem your shares in connection with this stockholder vote to approve the Extension Amendment, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders, assuming you are a stockholder as of the record date for voting on a proposed business combination. If you disagree with the business combination, you will retain your right to vote against it and/or redeem your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565, the Company’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Advantage Proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately tabulate the votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or to vote in person at the annual meeting, will not be counted towards the number of shares of common stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

With respect to the Extension Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. With respect to the Director Election Proposal, a vote to “WITHHOLD” is a vote against such nominee and with respect to the Adjournment Proposal, an abstention will have the same effect as a vote “AGAINST” the Adjournment Proposal. Broker non-votes will have no effect on the Director Election Proposal or the Adjournment Proposal. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. None of the proposals set forth in this proxy statement is a discretionary item.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. We believe that each of the proposals are “non-discretionary” items. Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Broker non-votes will be treated as a vote against the Extension Amendment Proposal and will have no effect on the Director Election Proposal and the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting are represented in person or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the annual meeting may adjourn the annual meeting to another date.

Who can vote at the annual meeting?

Only holders of record of the Company’s common stock at the close of business on April 14, 2021 are entitled to have their vote counted at the annual meeting and any adjournments or postponements thereof. On this record date, 7,187,500 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or any adjournment of the meeting or vote by proxy. Whether or not you plan to attend the annual meeting or any adjournment of the meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of private shares and warrants that will become worthless if the Extension Amendment is not approved, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.

What happens to the Company’s warrants if the Extension Amendment is not approved?

If the Extension Proposal is not approved and we do not consummate a business combination by May 21, 2021, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Proposal is approved?

If the Extension Proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will still become exercisable commencing on the consummation of any business combination.

What do I need to do now?

The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of Company common stock, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting. You may also be able to submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Whether or not you plan to attend the annual meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the annual meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of common stock?

Pursuant to the charter, a public stockholder that votes on the Extension Proposal, whether or not in favor of such proposal, may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on May 10, 2021 (two business days prior to the vote at the annual meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the annual meeting. The Company has agreed to pay Advantage a fee of $5,500. The Company will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on May 10, 2021 (two business days prior to the vote at the annual meeting). If you have questions regarding the certification of your position or delivery of your stock, please contact:

Mark Zimkind
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: mzimkind@continentalstock.com

THE ANNUAL MEETING

Date, Time, Place and Purpose of the Annual meeting

Date, Time and Place.    The annual meeting of the Company’s stockholders will be held at 11:00 a.m., ET on May 12, 2021 via teleconference using the following dial-in information:

US/CANADA Toll-Free Dial-In Number: 1-888-965-8995 (toll-free)
US/CANADA International Dial-In Number: +1 415-655-0243 (standard rates apply)
Conference ID: 74359491

At the annual meeting, stockholders are being asked to consider and vote on proposals to:

(a)     Proposal No. 1 — The Extension Amendment Proposal — amend the charter to extend the date by which the Company has to consummate a business combination from May 21, 2021 to August 19, 2021, subject to the ability of the board of directors to further extend such date in accordance with the terms of the Extension Amendment;

(b)    Proposal No. 2 — The Director Election Proposal — elect Zhigeng (David) Fu, Qi (Karl) Ye, He (Herbert) Yu, Jonathan Intrater and Lee Stern to serve as members of our Board of Directors until the 2022 annual meeting of stockholders or until his successor is elected and qualified; and

(c)     Proposal No. 3 — The Adjournment Proposal — approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the annual meeting if you owned Company common stock at the close of business on April 14, 2021, the record date for the annual meeting. You will have one vote per proposal for each share of common stock you owned at that time. The Company’s warrants do not carry voting rights.

At the close of business on the record date, there were 7,187,500 outstanding shares of Company common stock entitled to vote.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposal being presented to stockholders at the annual meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the annual meeting or any adjournment of the meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm approximately $5,500 in fees plus disbursements for such services.

Votes Required

Approval of the Extension Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock as of the Record Date. The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast by the Company’s stockholders present in person or by proxy at the annual meeting and entitled to vote thereon. Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the annual meeting.

A stockholder’s failure to vote by proxy or to vote in person at the annual meeting, will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Extension Proposal but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” the Extension Proposal and “AGAINST” the Adjournment Proposal, but will have no effect on the outcome of the Director Election Proposal.

If you do not want a proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Voting

You can vote your shares at the annual meeting by proxy or in person, including over the Internet in accordance with the instructions set forth on your proxy card or voting instruction card. You can vote by proxy by having one or more individuals who will be at the annual meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the annual meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate each of Zhigeng (David) Fu and Qi (Karl) Ye to act as your proxy at the annual meeting, or any adjournment of the meeting. One of them will then vote your shares at the annual meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the annual meeting.

Alternatively, you can vote your shares in person by attending the annual meeting or any adjournment of the meeting.

A special note for those who plan to attend the annual meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the annual meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the annual meeting in the manner you direct. You may vote for or withhold your vote for the nominee or for or against the other proposals or you may abstain from voting. All valid proxies received prior to the annual meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Proposal, “FOR” each of the nominees, “FOR” the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the annual meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, at (877) 870-8565 or by email to ksmith@advantageproxy.com, or by sending a letter to P.O. Box 13581, Des Moines, WA 98198.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the annual meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the annual meeting. A proxy may be revoked by filing with the Secretary at GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, NY 10019, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the annual meeting and voting in person.

Simply attending the annual meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the annual meeting. If you wish to attend the annual meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the annual meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the annual meeting. The Company has agreed to pay Advantage Proxy a fee of $5,500. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the annual meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the annual meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the annual meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the annual meeting. If other matters do properly come before the annual meeting, or at any adjournment(s) of the annual meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at One Penn Plaza, 36th Floor, New York, NY 10019. Our telephone number at such address is (212) 786-7429.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Our officers and directors are as follows:

Name	Age	Position
Zhigeng (David) Fu	55	Chairman of the Board and Chief Executive Officer
Qi (Karl) Ye	49	Chief Financial Officer, Secretary, Treasurer and Director
He (Herbert) Yu	64	Director
Jonathan Intrater	63	Director
Lee Stern	69	Director

Zhigeng (David) Fu, age 55, is an Of Counsel to Global Law Office, Shanghai. Mr. Fu has more than 25 years legal experience in mergers and acquisitions, private equity investment, foreign direct investment, and restructuring of foreign-invested enterprises in China as well as outbound acquisitions and overseas securities offerings and listings by Chinese companies. He has extensive experience in advising foreign investors in connection with their acquisitions of equity interests and operating assets of Chinese companies, establishment of joint ventures and investment transactions in China, and representing Chinese clients in overseas share offering and listing, investment and acquisition transactions. Mr. Fu has a deep knowledge of the PRC regulatory regime as well as local business practices in China. Prior to joining Global Law Office, Mr. Fu worked at the New York, Toronto and Beijing offices of Shearman & Sterling LLP for nearly 15 years. Prior to joining Shearman & Sterling LLP, Mr. Fu worked at Shanghai Science & Technology Investment Corporation (now Shanghai Technology Venture Capital (Group) Co., Ltd.). During the first half of 2013, Mr. Fu worked as a member at the Strategy and Development Committee of China Securities Regulatory Commission (CSRC). Among other distinctions, Mr. Fu was awarded as a Leading M&A Lawyer in China by Chambers Asia Pacific, a Leading PRC Lawyer in Healthcare by Chambers Asia Pacific, a Leading Lawyer in China M&A by LEGALBAND and a Leading PRC Lawyer in Healthcare by LEGALBAND. Mr. Fu received an LL.M. from Columbia University, School of Law in 1998, and a Master of Law from Shanghai University of International Business and Economics, School of Law in 1993 and a B.A. from Anhui Institute of Education in 1990. Mr. Fu has advised clients on many cross-border mergers and acquisitions deals and has extensive experience in negotiating and consummating transactions. Mr. Fu’s qualifications to serve as Chairman, Chief Executive Officer and director include his expertise in mergers and acquisitions as well as his extensive experience in capital markets transactions and deal sourcing and his experience as an executive officer and director of GreenVision.

Qi (Karl) Ye, age 49, is a veteran investment manager with more than 13 years of broad experience, specializing in capital markets, mutual fund investment, private equity and venture capital investment, and manages over $5 billion AUM. In 2017, Mr. Ye founded Mill River Investment Co, a private Chinese equity/venture capital-focused investment fund, and remains its President. In 2015, Mr. Ye founded of East Rock Management Co, a private Chinese secondary market investment fund, and remains in that position. Prior to founding East Rock, Mr. Ye was a self-employed investor from 2012-2014, served as deputy general manager at Changxin Asset Management Company from 2008-2012, currency and commodity strategist at Goldman Sachs from 2007-2008, and quant analyst at Lehman Brothers from 2006-2007. Mr. Ye holds a Master of Financial Engineering from University of California at Berkeley, a Master of Science in Computer Science from Virginia Tech, and a Bachelor of Engineering from Huazhong University of Science and Technology. We believe Mr. Ye is well-qualified to serve as a member of our board of directors due to his extensive financial experience, his venture capital and private equity investment experience and his experience as an executive officer and director of GreenVision.

He (Herbert) Yu, age 64, has been Director of The Cancer Epidemiology Program at University of Hawaii Cancer Center since January 1, 2012. He has served as an Assistant Professor, Associate Professor and Full Professor at the Yale University school of medicine, beginning September 1, 2001 and until 2012. Over 20 years, he has been actively involved in leading edge cancer research including the areas of carcinogenic factors and molecular epidemiology. His extensive background in cancer research includes active membership in the American Association for the Advancement of Science, associate editor for Cancer Causes and Control and editorial board member for the Chinese Journal of Clinical Oncology. Prof. Yu has completed many clinical and epidemiologic studies on several major cancer sites, including the breast, ovary, liver, lung, endometrium and prostate. He has also investigated DNA methylation in tumor suppressor and DNA repair genes, methylator phenotype in relation to tumor progression, methylation pattern in multiple promoters, methylation regulation of microRNA and physical activity and epigenetic regulation. He has authored more than 150 research articles, reviews, editorials and book chapters. Prof. Yu received his MD from Shanghai Medical University in China and his master of science in epidemiology and Ph.D. in clinical biochemistry from the University of Toronto in Canada. We believe Mr. Yu is well-qualified to serve as a member of our board of directors due to his extensive scientific and healthcare experience and his experience as a director of GreenVision.

Jonathan Intrater, age 63, is a Managing Director in the investment banking department at Ladenburg, Thalmann & Co., Inc., which he joined in 1998. His broad transactional experience over the past 27 years of investment banking compass over $10 billion in public equity and high-yield note offerings, private placements of debt and equity securities, merger advisory transactions, and various debt restructuring assignments. Prior to joining Ladenburg Thalmann, he served as a Managing Director at the Brenner Securities Corporation from 1982 to 1989 and a Senior Vice President, BIA/Frazier, Gross & Kadlec, the nation’s largest telecommunications valuation firm from 1982 to 1989. Mr. Intrater holds an M.B.A from Vanderbilt University and a bachelor’s degree from the University of Pennsylvania. We believe Mr. Intrater is well-qualified to serve as a member of our board of directors due to his extensive experience in finance, investment banking, and merger and acquisition transactions, as well as his experience as a director of GreenVision.

Lee Stern, age 69, was appointed to the Board of Directors effective November 27, 2020. Mr. Stern has an accomplished career with over 25 years of providing debt solutions to middle market companies and expertise across multiple industries and as of April 26, 2021, he will join Centre Lane Partners, LLC as a Managing Director. From 2014 to April 9, 2021, Mr. Stern served as Managing Director of Monroe Capital LLC, responsible for origination of both sponsor and non-sponsor transactions. Prior to Monroe, Mr. Stern was a Managing Director at Levine Leichtman Capital Partners from 2012 to 2013, and was formerly a Director and founding member of Kohlberg Kravis Roberts & Co’s mezzanine debt business from 2009 to 2012. Prior to KKR, Mr. Stern was a Managing Director at Blackstone/GSO Capital Partners from 2005 to 2009, responsible for senior and mezzanine investments. Prior to Blackstone, he was a founding employee of a Nasdaq public company Technology Investment Capital Corp. from 2002 to 2005. From 1985 to 2002, Mr. Stern worked for Drexel Burnham Lambert, Kidder, Peabody & Co., Nomura Securities International, Inc., and Thomas Weisel Partners. Mr. Stern holds a B.A. degree from Middlebury College and an M.B.A. from the Wharton School of the University of Pennsylvania. We believe Mr. Stern is well-qualified to serve as a member of our board of directors due to his extensive experience in finance and investment banking, as well as his experience as a director of GreenVision.

Corporate Governance

Number and Terms of Office of Officers and Directors

Our board of directors consists of five members, with each director serving a term of office expiring at our first annual meeting of stockholders. In accordance with The Nasdaq Stock Market (“Nasdaq”) corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following its listing on Nasdaq. Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office.

Director Independence

Nasdaq rules require that a majority of the board of directors of a company listed on Nasdaq must be composed of “independent directors.” An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board has determined that each of He Yu, Jonathan Intrater, and Lee Stern is an “independent director” under Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Risk Oversight

The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board as requested.

Executive Officer and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). Directors, officers and founders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our board of directors and management team who remain with us may be paid employment, consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. The amount of such compensation may not be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Committees of the Board of Directors

Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating committee. Each of these committees is composed solely of independent directors. Each committee operates under a charter that is approved by our board and has the composition and responsibilities described below.

Audit Committee

Effective upon the completion of our IPO, we established an audit committee of the board of directors, which presently consists of He Yu, Jonathan Intrater and Lee Stern. Messrs. He Yu, Jonathan Intrater and Lee Stern are each an independent director under Nasdaq listing standards and applicable SEC rules. Mr. Intrater is the chair of the audit committee. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Each member of the audit committee is “financially literate” as defined under Nasdaq’s listing standards. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Mr. Jonathan Intrater qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

Effective upon completion of our IPO, we established a compensation committee of the board of directors, which presently consists of He Yu, Jonathan Intrater, and Lee Stern. Messrs. He Yu, Jonathan Intrater, and Lee Stern are each an independent director under Nasdaq’s listing standards. Mr. Stern is the chair of the Compensation Committee. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Nominating Committee

Effective upon completion of our IPO, we established a nominating committee of the board of directors, which consists of Messrs. He Yu and Jonathan Intrater. Messrs. He Yu and Jonathan Intrater are each an independent director under Nasdaq’s listing standards. Mr. Intrater is the chair of the nominating committee. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: an audit committee and a compensation committee. Each of the standing committees of our Board is comprised entirely of independent directors.

During the year ended December 31, 2020:

•        our Board held 3 meetings;

•        our audit committee held 5 meetings;

•        our compensation committee did not hold a meeting; and

•        our nominating committee did not hold a meeting.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the respective committees of which he is a member held during the period such incumbent director was a director during the year ended December 31, 2020.

We encourage all of our directors to attend our annual meetings of stockholders. This annual meeting will be in lieu of our first annual meeting of stockholders.

Code of Ethics

We have adopted a written code of business conduct and ethics, which applies to our principal executive officer, principal financial or accounting officer or person serving similar functions and all of our other employees and members of our board of directors. The code of ethics codifies the business and ethical principles that govern all aspects of our business. We did not waive any provisions of the code of business ethics during the year ended December 31, 2020. We have previously filed our form of code of ethics as an exhibit to our registration statement in connection with our initial public offering. You may review our code of ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us in writing at One Penn Plaza, 36th Floor, New York, New York 10019, (212) 786-7429, Attn: Secretary.

Audit Committee Report

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed with the Audit Committee pursuant to the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence and has discussed with management and the independent registered public accountants the quality and adequacy of the Company’s internal controls and reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks. Based upon such review and discussion, our audit committee recommended to our Board that the audited financial statements be included in our annual report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Jonathan Intrater (Chair)

He Yu

Lee Stern

Involvement in Certain Legal Proceedings

To the knowledge of the Company, during the last ten years, none of the Company’s directors, executive officers and nominees has:

•        had a petition filed under the bankruptcy or insolvency laws, or had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in respect of a company in which the director, executive officer or nominee of the Company was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•        been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;

•        been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•        been found by a court of competent jurisdiction in a civil action, the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; or

•        been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or any of our officers or directors in their corporate capacity.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that, during 2020, our directors, executive officers, and ten percent stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below.

•        A late Form 3 report was filed for Lee Stern, a director of the Company, on January 13, 2021, to report his election to the Board of Directors.

Procedures for Contacting Directors

Our Board has established a process for stockholders to send communications to our Board. Stockholders may communicate with our Board generally or a specific director at any time by writing to One Penn Plaza, 36th Floor, New York, New York 10019, (212) 786-7429, Attn: Secretary. We will review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our Board.

Conflicts of Interest

We are aware of the following potential conflicts of interests:

•        None of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities.

•        In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to our company as well as the other entities with which they are affiliated. Our management has pre-existing fiduciary duties and contractual obligations to such entities (as well as to us) and may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•        Our officers and directors may in the future become affiliated with entities, including other blank check companies, engaged in business activities similar to those intended to be conducted by our company.

•        The sponsor shares owned by our officers and directors, like the sponsor shares owned by our other founders, will be released from escrow only if a business combination is successfully completed and subject to certain other limitations. Additionally, our officers and directors will not receive distributions from the trust account with respect to any of their sponsor shares whether or not we complete a business combination. Furthermore, our founders have agreed that the private shares will not be sold or transferred by them until after we have completed our initial business combination. In addition, our officers and directors may loan funds to us after our IPO (November 21, 2019) and may be owed reimbursement for expenses incurred in connection with certain activities on our behalf which may only be repaid from the trust account if we complete an initial business combination. For the foregoing reasons, the personal and financial interests of our directors and executive officers may influence their motivation in identifying and selecting a target business, completing a business combination in a timely manner and securing the release of their shares.

As a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities to multiple entities. In addition, conflicts of interest may arise when our board evaluates a particular business opportunity. We cannot assure stockholders that any of the above-mentioned conflicts will be resolved in our favor. Furthermore, each of our officers and directors has pre-existing fiduciary or contractual obligations to other businesses of which they are officers or directors. To the extent they identify business opportunities which may be suitable for the entities to which they owe pre-existing fiduciary or contractual obligations, our officers and directors will honor those fiduciary or contractual obligations subject to his fiduciary duties under the laws of the State of Delaware. Accordingly, it is possible they may not present opportunities to us that otherwise may be attractive to us unless the entities to which they owe pre-existing fiduciary or contractual obligations and any successors to such entities have declined to accept such opportunities subject to his fiduciary duties under the laws of the State of Delaware.

In order to minimize potential conflicts of interest which may arise from multiple corporate affiliations, each of our officers and directors has contractually agreed, pursuant to a written agreement with us, until the earlier of a business combination or our liquidation, to present to our company for our consideration, prior to presentation to any other entity, any suitable business opportunity which may reasonably be required to be presented to us, subject to any pre-existing fiduciary or contractual obligations he might have and his fiduciary duties under the laws of the state of Delaware. Notwithstanding the foregoing, our Certificate of Incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company subject to his fiduciary duties under the laws of the State of Delaware and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue. Our officers and directors have also agreed not to participate in the formation of, or become an officer or director of, any other special purpose acquisition company with a class of securities registered under the Exchange Act until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination within the required time period.

The following table summarizes the other relevant pre-existing fiduciary or contractual obligations of our officers and directors:

Name of Individual	Name of Affiliated Entity	Position at Affiliated Entity
Zhigeng (David) Fu	Global Law Office	Of Counsel
Qi (Karl) Ye	Mill River Investment Company East Rock Management Co.	Principal and founder
He (Herbert) Yu	Cancer Epidemiology Program, University of Hawaii	Director
Jonathan Intrater	Ladenburg, Thalmann & Co. Inc.	Managing Director
Lee Stern	Centre Lane Partners, LLC	Managing Director

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our founders, officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, and the approval of a majority of our disinterested independent directors that the business combination is fair to our unaffiliated stockholders from a financial point of view. Furthermore, in no event will any of our founders, members of our management team or their respective affiliates be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, an initial business combination (regardless of the type of transaction that it is) other than reimbursement of any out-of-pocket expenses.

Limitation on Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation will provide that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation will provide that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We may enter into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation. Our bylaws also will permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We will purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On September 16, 2019, in connection with our organization, we issued an aggregate of 1,437,500 shares of common stock to our sponsor for an aggregate price of $25,000. The sponsor requested that of these original shares, 60,000 shares be transferred to two of our directors (30,000 shares each), namely, to Herbert Yu and Jonathan Intrater.

The sponsor shares are identical to the shares of common stock included in the units sold in the Company’s IPO. However, the holders of sponsor shares have agreed (A) to vote their sponsor shares (as well as any public shares acquired in or after the Company’s IPO) in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to the Certificate of Incorporation, prior to a business combination, to affect the substance or timing of the Company’s obligation to redeem all public shares if it cannot complete an business combination within 12 months (or 15 or 18 months, as applicable) of the closing of the Company’s IPO unless the Company provides public stockholders an opportunity to redeem their public shares, (C) not to convert any shares in connection with a stockholder vote to approve a proposed initial business combination or any amendment to our charter documents prior to consummation of an initial business combination or sell any shares to us in a tender offer in connection with a proposed initial business combination and (D) that the sponsor shares shall not participate in any liquidating distribution from the trust account upon winding up if a business combination is not consummated. Additionally, all of the sponsor shares outstanding prior to the date of the Company’s IPO will be placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the sponsor shares, the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the sponsor shares, six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property. The limited exceptions include transfers, assignments or sales (i) to our founders, officers, directors, consultants or their affiliates, (ii) to an initial stockholder’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of our initial business combination, by private sales at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

On September 16, 2019, our sponsor also loaned to us the sum of $411,000 evidenced by an unsecured note payable on the earlier of consummation of the Company’s IPO or March 31, 2020. Additionally, our sponsor purchased 2,100,000 warrants at the time of the closing of the Company’s IPO in a private placement, for an aggregate price of $2,100,000, at an exercise price of $11.50 per share, simultaneously with the consummation of the Company’s IPO.

The private warrants are identical to the public warrants contained in the public units sold in the Company’s IPO except that the private warrants (i) will not be redeemable by us and (ii) may be exercised for cash or on a cashless basis, as described in this Form 10-K, so long as they are held by our sponsor or any of its permitted transferees. If the private warrants are held by holders other than our sponsor or any of its permitted transferees, the private warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in our IPO. In the event of a liquidation prior to our initial business combination, the private warrants will expire worthless. The purchasers of the private warrants have also agreed not to transfer, assign or sell any of the private warrants or underlying securities (except to the same permitted transferees as the sponsor and provided the transferees agree to the same terms and restrictions as the permitted transferees of the sponsor must agree to, each as described above) until the completion of our initial business combination.

In order to meet our working capital needs following the consummation of our IPO, our founders, officers and directors or their affiliates or designees may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each working capital loan would be evidenced by a promissory note. The working capital notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into additional private warrants at a price of $1.00 per warrant. These warrants would be identical to the private warrants held by the sponsor, including an exercise price of $11.50 per share. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. As of December 31, 2020, we have received working capital loans in the aggregate principal amount of $20,000 from the Sponsor. Subsequently, we received an additional working capital loan from the Sponsor in January 2021 in the principal amount of $9,000. Such working capital loans are evidenced by promissory notes, are payable upon the consummation of the business combination are otherwise on the terms as described above.

On March 23, 2021, we issued a note payable (the “Loan Note”) to Helbiz pursuant to which, Helbiz loaned us $300,000, which amount we may use for working capital purposes. The Loan Note does not bear interest and is payable on the earlier of (i) the date on which GreenVision consummates the previously announced business combination with Helbiz as contemplated by the Helbiz Merger Agreement (defined below) or (ii) the date on which the Helbiz Merger Agreement is terminated in accordance with the terms thereof. The Loan Note further provides, however, that any payment due upon the closing of the Business Combination will be made by reducing Closing Net Debt (as defined in the Helbiz Merger Agreement) by the amount due under the Loan Note. The Loan Note is subject to customary events of default, including our failure to pay the principal amount due pursuant within five business days of the maturity date and certain bankruptcy events.

The holders of our sponsor shares issued and outstanding on the date of the Company’s IPO, as well as the holders of the private warrants and any warrants our founders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to an agreement signed prior to or on the effective date of the IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the sponsor shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these sponsor shares are to be released from escrow. The holders of a majority of the private warrants issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Other than the repayment of the non-interest-bearing working capital loans described above, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he or she is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our founders, officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, and the approval of a majority of our disinterested independent directors that the business combination is fair to our unaffiliated stockholders from a financial point of view.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees for professional services provided by Marcum, LLP, our independent registered public accounting firm for the fiscal years ended December 31, 2020 and 2019 include:

	For the Year ended December 31, 2020	For the Year ended December 31, 2019
Audit Fees(1)	$78,280	$65,760
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total	$78,280	$65,760

____________

(1)      Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)      Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)      Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)      All other fees consist of fees billed for all other services.

Policy on Board Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditors

Our audit committee was formed upon the consummation of our Initial Public Offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Background

We are a Delaware company incorporated on September 11, 2019 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On November 21, 2019, we consummated our initial public offering (“IPO”) of 5,750,000 units (the “Units”), inclusive of the over-allotment option of 750,000 Units. Each unit consisted of one share of common stock, par value $0.00001, one redeemable warrant, and one right to receive one-tenth (1/10) of a share of common stock upon consummation of a business combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $57,500,000. Simultaneously with the closing of the IPO, the Company consummated a private placement (“Private Placement”) with its sponsor, GreenVision Capital Holdings LLC. (“Sponsor”) for the purchase of 2,100,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $2,100,000, pursuant to the Sponsor Subscription Agreement dated September 19, 2019. In addition, the Company sold to I-Bankers Securities Inc., for $100, a share purchase warrant to purchase up to 287,500 shares exercisable at $12.00 per share, commencing on the later of the consummation of the Company’s initial business combination and 360 days from the effective date of the Registration Statement, pursuant to the Share Purchase Warrant dated November 21, 2019.

The prospectus for our IPO and our charter originally provided that we had only until November 21, 2020 to complete a business combination. However, our charter also provided that if we are not able to consummate a business combination by such date, we have the right to extend the period of time to consummate a business combination up to two times, each by an additional three months (for a total of 18 months from the IPO to complete a business combination). Under our charter, in order to extend the time available for the Company to consummate a business combination, the Sponsor or its affiliate or designees must deposit into the trust account the amount of $575,000, or up to an aggregate of $1,150,000, on or prior to the date of the applicable deadline, for each three-month extension.

As we were not able to complete our initial business combination on or prior to November 21, 2020, we have exercised both of the three-month extension periods afforded to us under our charter and had caused to be deposited $1,150,000 into the trust account. Accordingly, we now have until May 21, 2021 to complete a business combination. Upon our execution of the Merger Agreement and Plan of Reorganization dated February 8, 2021 with Helbiz and the other parties thereto (the “Helbiz Merger Agreement”) Helbiz provided us with a transaction deposit in the sum of $750,000 to us, of which, $575,000 was utilized to provide all or a portion of the deposit required to extend our corporate existence from February 21, 2021 to May 21 2021 and we deposited the amount of $575,000 into our trust account.

The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination, which our Board believes is in the best interests of the Company’s stockholders. As previously reported, on February 8, 2021, the Company announced that it had entered into a definitive agreement for the Helbiz Business Combination. On February 8, 2021, the Company entered into that certain Merger Agreement and Plan of Reorganization (the “Merger Agreement”) with GreenVision Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Helbiz, Inc., a Delaware corporation (“Helbiz”) and Salvatore Palella, in his capacity as the shareholders’ representative, pursuant to which, Merger Sub will merge with and into Helbiz (the “Merger”), with Helbiz surviving the merger as a wholly owned subsidiary of the Company. The charter provides that the Company has until May 21, 2021 to complete a business combination. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Helbiz Business Combination, the Board has determined that there will not be sufficient time before May 21, 2021 to hold a special meeting to obtain stockholder approval of, and to consummate, the Helbiz Business Combination. Instead, the closing of the Helbiz Business Combination is expected to take place during the third quarter of 2021, as soon as practicable after such special meeting, subject to the satisfaction or waiver of the closing conditions in the Merger Agreement. Accordingly, our Board believes that in order to be able to successfully complete the Helbiz Business Combination, it is appropriate to obtain the Extension. The Board believes that the business combination opportunity with Helbiz is compelling and in the best interests of our stockholders. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed business combination. For more information regarding the Helbiz Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on February 8, 2021, including the complete text of the Merger Agreement.

Most recently, on April 8, 2021, we filed the Helbiz Business Combination Proxy Statement for the purpose of soliciting stockholder approval of the Helbiz Business Combination at a special meeting of stockholders. If approved, the Company would then consummate the Helbiz Business Combination immediately thereafter. Although the Company has filed the Helbiz Business Combination Proxy Statement, the Company believes it is prudent to seek stockholder approval to extend the time to close the transaction beyond the current expiration date of May 21, 2021.

The Company’s principal executive office is located at One Penn Plaza, 36th Floor, New York, NY 10019.

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to August 19, 2021, the Extended Date. The Extension Amendment is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment is a condition to the implementation of the Extension. Under the Extension Amendment, we will have until August 19, 2021 to consummate our initial business combination. However, the Extension Amendment also continues to provide us with the ability, if we anticipate that we may not be able to consummate our initial business combination by such Extended Date, that we may, but are not obligated to, further extend the period of time to consummate a business combination two times by an additional three months each time. Pursuant to the terms of our Extension Amendment, in order to extend the time available for us to consummate our initial business combination beyond August 19, 2021, our founders (or their respective affiliates or designees), upon five (5) days advance notice prior to each applicable deadline, must deposit into the trust account an amount of up to $575,000 (based on an amount of $0.10 per public share that has not been redeemed) on or prior to the date of such applicable deadline. The insiders or sponsor (or their respective affiliates or designees) providing such additional funds will receive non-interest bearing, unsecured promissory notes equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.

Pursuant to the charter, a public stockholder that votes on the Extension Proposal, whether or not in favor of such proposal, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment, after taking into account the Redemption.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $10.23. The closing price of the Company’s common stock on the Record Date was $10.18. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Proposal

After giving effect to the two three-month extension periods, our charter provides that the Company has until May 21, 2021 to complete a business combination. Despite our best efforts in searching for a potential target business, and although we have entered into the Helbiz Merger Agreement, our Board believes that there will not be sufficient time before May 21, 2021 to complete a business combination. The charter states that in the event that the Company holds a vote of its stockholders to amend its charter, any holder of public shares who voted on the proposal to amend the charter, whether such holder voted in favor or against such amendment, and followed the procedures contained in the proxy materials to perfect the holder’s right to redeem the public shares for cash, shall be entitled to receive the “Conversion Price” (as defined below) in exchange for the holder’s public shares. As provided in our charter, the “Conversion Price” per share is equal to the quotient determined by dividing (i) the amount then held in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two business days prior to the filing of the amendment, by (ii) the total number of public shares then outstanding. Because the Company will not be able to complete an initial business combination by May 21, 2021, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond May 21, 2021 to the Extended Date. If the Extension Amendment is approved, the Company expects to seek stockholder approval of an initial business combination.

We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing stockholders an opportunity to consider a transaction.

The Company is not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding public shares, in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved and we do not consummate a business combination by May 21, 2021, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any founder shares or private placement shares held by them. In addition, there will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by May 21, 2021. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Common Stock, rights and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $58,967,591 that was in the trust account as of the Record Date. However, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Redemption Rights

In connection with the approval of the Extension Proposal each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON MAY 10, 2021. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Pursuant to the charter, a public stockholder that votes on the Extension Proposal, whether or not in favor of such proposal, may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on May 10, 2021 (two business days prior to the vote at the annual meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the annual meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the annual meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding public shares. Based on the amount in the trust account as of the Record Date, this would amount to approximately $10.23 per share. The closing price of the Common Stock on the Record Date was $10.18.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who are “United States persons,” as defined in the Code and who hold their shares as a “capital asset,” as defined in the Code. A stockholder is a United States person for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. holders have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes, United States persons whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If a partnership is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment) will continue to own his or her shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

A stockholder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If a redemption of shares is treated as a Sale, the stockholder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the stockholder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A stockholder’s adjusted tax basis in the redeemed shares generally will equal the stockholder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a stockholder. Depending upon a stockholder’s particular circumstances, a stockholder may be able to designate which blocks of stock are redeemed in connection with the Extension Amendment.

A redemption will be treated as a Sale with respect to a stockholder if the redemption of the stockholder’s shares (i) results in a “complete termination” of the stockholder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the stockholder or (iii) is “not essentially equivalent to a dividend” with respect to such stockholder. In determining whether any of these tests has been met, each stockholder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A stockholder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any stockholder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination.

In general, a distribution to a stockholder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the stockholder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such stockholder before the redemption. Whether the redemption will result in a more than 20% reduction in a stockholder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering stockholders that are redeemed pursuant to the Election.

Even if the redemption of a stockholder’s shares in connection with the Extension Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that stockholder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the stockholder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and stockholders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a stockholder, amounts received in exchange for the stockholder’s redeemed shares will be taxable to the stockholder as a “dividend” to the extent of such stockholder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no material accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the stockholder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the stockholder (to the extent of the stockholder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the stockholder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering stockholder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such stockholder. If the redemption is treated as a dividend but the stockholder has not retained any actually owned shares, the stockholder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Information Reporting and Back-up Withholding

In general, in the case of stockholders other than certain exempt holders, payors are required to report to the IRS the gross proceeds from the redemption of shares in connection with the Extension Amendment. U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering stockholder (or other payee) must either (i) provide to the Company such stockholder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such stockholder is awaiting a TIN) and certify that (A) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering stockholder that is a United States person is required to make such certifications by providing the Company a signed copy of Form W-9. Exempt tendering stockholders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering stockholder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such stockholder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.” Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment is not approved and we do not consummate a business combination by May 21, 2021, the 1,437,500 shares of common stock held by the Sponsor and other initial stockholders, which were acquired prior to the Initial Public Offering for an aggregate purchase price of $25,000, will be worthless. Such GVAC Shares had an aggregate market value of approximately $14,633,750 based on the closing price of GVAC Shares of $10.18 on the Nasdaq Capital Market as of the Record Date.

•        If the Extension Amendment is not approved and we do not consummate a business combination by May 21, 2021, the 2,100,000 private warrants purchased by our Sponsor, for a total purchase price of $2,100,000, will be worthless. Such warrants had an aggregate market value of approximately $1,596,000 based on the closing price of the Company’s warrants of $0.76 on the Nasdaq Capital Market as of the Record Date.

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of any third party for services rendered or products sold to the company or target businesses with which the Company has entered into certain agreements.

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•        If the Company is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to pay the funds necessary to complete such liquidation and has agreed not to seek repayment for such expenses.

•        The Sponsor has loaned the Company an aggregate of approximately $29,000 as of the record date. If the Extension Amendment is not approved and a business combination is not consummated, these loans will not be repaid.

•        None of the Company’s officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our Board are expected to continue to serve as directors at least through the date of the annual meeting and may continue to serve following any potential business combination and receive compensation thereafter.

•        The Sponsor, the Company’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed.

Additionally, if the Extension Amendment is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of a majority of the outstanding shares of our Common Stock. If the Extension Amendment is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the Sponsor and certain of the Company’s officers and directors beneficially owned and were entitled to vote 1,437,500 shares. These founder shares represent 20% of the Company’s issued and outstanding common stock.

In addition, the Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the annual meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the annual meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the annual meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the Company’s sponsor, director, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is in the best interests of the Company and its stockholders.

Our Board recommends that you vote “FOR” the Extension Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 — THE DIRECTOR ELECTION PROPOSAL

Our board of directors consists of five members, with each director serving a term of office expiring at our first annual meeting of stockholders. The members of our board consists of Zhigeng (David) Fu, Qi (Karl) Ye, He (Herbert) Yu, Jonathan Intrater, and Lee Stern. Our board has nominated each of Messrs. Fu, Ye, Yu, Intrater and Stern for election at this annual meeting, each to hold office until the annual meeting of shareholders in 2022, or until his successor is elected and qualified. Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office.

In accordance with The Nasdaq Stock Market (“Nasdaq”) corporate governance requirements, we were not required to hold an annual meeting until one year after our first fiscal year end following its listing on Nasdaq. However, on January 5, 2021, the Nasdaq Listing Qualifications Staff (the “Staff”) notified the Company that it was in noncompliance with Listing Rule 5620(a) (the “Rule”) which requires a company hold an annual meeting within twelve (12) months of the end of a company’s fiscal year. The Staff provided the Company with 45 calendar days within which to submit a plan to regain compliance with the Rule, which plan was submitted in a timely manner. On March 16, 2021, the Company received a letter from the Staff stating that the Staff of Nasdaq, having reviewed the Company’s submission of materials setting forth the Company’s plan of compliance has determined to grant the Company an extension to regain compliance with the Rule. According to the Letter, the Staff has granted the Company an extension until June 29, 2021 to regain compliance with the Rule by holding an annual meeting of shareholders.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of the nominees unless the nominees shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe either nominee will be unavailable or, if elected, will decline to serve.

Required Vote

The election of each of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the annual meeting. This means that a director nominee will be elected if such director receives more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of such nominee.

Recommendation

Our Board recommends that you vote “FOR” each of the director nominees.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

The adjournment proposal allows the board of directors to submit a proposal to adjourn the meeting to a later time on the date of the annual meeting, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the meeting to approve the Extension Amendment. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment. In no event will the Company solicit proxies to adjourn the meeting or approve the Extension Amendment beyond the date by which it may properly do so under Delaware law and its Certificate of Incorporation. The purpose of the adjournment proposal would be to provide more time for the Company and Advantage Proxy, our proxy solicitor, to solicit more votes to increase the likelihood of obtaining a favorable vote on Proposal 1 — The Extension Amendment.

In addition to an adjournment of the meeting upon approval of an adjournment proposal, the board of directors is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, the Company will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

Consequences if the Adjournment Proposal is not Approved

If an adjournment proposal is presented at the meeting and such proposal is not approved by its stockholders, the Company’s board of directors may not be able to adjourn the meeting to a time in the event, based on the tabulated votes, there are not sufficient votes at the time of the meeting to approve the Extension Amendment. In such event, the Extension Amendment would not be approved.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote.

Recommendation

Our Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us the record date, regarding the beneficial ownership of our common stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•        each of our executive officers and directors that beneficially owns our common stock; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 7,187,500 shares of common stock issued and outstanding as of the record date. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the warrants or rights included in the units offered by the Company or the private warrants included the private placement as these warrants are not exercisable and these rights are not convertible within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares
Polar Asset Management Partners, Inc.(2)	715,000	9.95%
Hudson Bay Capital Management, LP(3)	400,000	5.57%
Mizhuo Financial Group, Inc.(4)	665,000	9.3%
Basso SPAC Fund LLC(5)	427,295	5.94%
Glazer Capital, LLC(6)	976,091	13.58%
Periscope Capital, Inc.(7)	376,300	5.2%
GreenVision Capital Holdings LLC(8)	1,377,500	19.16%
Zhigeng (David) Fu(8)	1,377,500	19.16%
Qi (Karl)Ye(8)	1,377,500	19.16%
He (Herbert) Yu	30,000	* %
Jonathan Intrater	30,000	* %
Lee Stern	0	0%
All directors and executive officers as a group (five individuals)	1,437,500	20%

____________

*        less than 1%

(1)      Unless otherwise indicated, the business address of each of the individuals is the address of the Company, One Penn Plaza, 36th Floor, New York, New York.

(2)      Based on Schedule 13G/A filed by the reporting person. The address of the report person is 401 Bay Street, Suite 1900, PO Box 19 Toronto, Ontario M5H 2Y4, Canada

(3)      Based on Schedule 13G/A filed by Hudson Bay Capital Management LP and Mr. Sander Gerber. The address of the reporting persons is 777 Third Avenue, 30th Floor, New York, NY 10017. Hudson Bay Capital Management LP (the “Investment Manager”) serves as the investment manager to HB Strategies LLC, in whose name the securities reported herein are held. As such, the Investment Manager may be deemed to be the beneficial owner of all securities held by HB Strategies LLC. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities.

(4)      Based on Schedule 13G/A filed by the reporting person. The address of the reporting person is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176 Japan.

(5)      Based on Schedule 13G/A filed by Basso SPAC Fund, LLC. The address of the reporting person is 1266 East Main Street, Fourth Floor, Stamford, CT 06902. Basso Management, LLC is the manager of Basso SPAC Fund, LLC. Basso Capital Management, L.P. serves as the investment manager of Basso SPAC Fund, LLC. Basso GP, LLC is the general partner of Basso Capital Management, L.P. Mr. Howard I. Fischer is the principal portfolio manager for Basso SPAC Fund, LLC, the Chief Executive Officer and a Founding Managing Partner of Capital Management, L.P., and a member of each of Basso Management, LLC and Basso GP, LLC. Accordingly, each of Basso Management, LLC, Basso Capital Management, L.P., Basso GP, LLC and Mr. Fischer may be deemed to indirectly beneficially own the shares reported herein.

(6)      Based on Schedule 13G/A and reports on Form 4 filed by the reporting person. The address of the business office of the reporting persons is 250 West 55th Street, Suite 30A, New York, New York 10019. Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), with respect to the shares of Common Stock held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”). Mr. Paul J. Glazer, serves as the Managing Member of Glazer Capital, with respect to the shares of Common Stock held by the Glazer Funds.

(7)      Based on Schedule 13G/A filed by the reporting person. The address of the business office of the reporting persons is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2. The reporting person, which is the beneficial owner of 297,200 shares of Common Stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds (each, a “Periscope Fund”) that collectively directly own 79,100 shares of Common Stock. The reporting person expressly declares that this filing shall not be construed as an admission that it is, for the purposes of Sections 13(d) or 13(g) of the Act, the beneficial owner of the securities owned by the Periscope Funds.

(8)      Mr. Fu and Mr. Ye are the owners of substantially all of the voting interests of GreenVision Capital Holdings LLC and have the power to direct its affairs, including the voting and sale of all securities of the Company owned by GreenVision Capital Holdings LLC. Mr. Fu and Mr. Ye are the managers of such entity.

STOCKHOLDER PROPOSALS

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, our bylaws provide that the stockholder must give timely notice in proper written form to our secretary and such business must otherwise be a proper matter for stockholder action. Such notice, to be timely, must be received at least 90 days, but no more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders for the annual meeting; provided that in the event that the annual meeting is called for a date that is not within 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting or (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at One Penn Plaza, 36th Floor, New York, New York 10019, (212) 786-7429, Attn: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address, telephone number or facsimile number:

GreenVision Acquisition Corp.

One Penn Plaza, 36th Floor

New York, New York 10019
Tel: (212) 786-7429

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the annual meeting, you must make your request for information no later than May 3, 2021.

ANNEX A

AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GREENVISION ACQUISITION CORP.

__________________

Pursuant to Section 242 of the
Delaware General Corporation Law

__________________

May __, 2021

The undersigned, being a duly authorized officer of GreenVision Acquisition Corp. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is “GreenVision Acquisition Corp.”

2.      The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on September 11, 2019 (the “Original Certificate”). An amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on October 29, 2019 (the “Amended and Restated Certificate”).

3.      This Amendment to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

4.      This Amendment was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.      The text of Section “E” of Article SIXTH of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

E. In the event that the Corporation does not consummate a Business Combination on or before May 21, 2021, then upon the approval of the Corporation’s stockholders prior to such date, the Board of Directors may extend the period of time to consummate a Business Combination to August 19, 2021 and thereafter may further extend such time period up to two additional times, each by an additional three months, for an aggregate of six additional months (the latest such date being referred to as the “Termination Date”), provided that (i) for each such further extension the Sponsor (or its affiliates or designees) must deposit into the Trust Account the sum of up to $575,000 per extension (based on $0.10 per public share that is not converted) in exchange for a non-interest bearing, unsecured promissory note, for maximum aggregate proceeds to the Corporation of $1,150,000 if two extensions occur and (ii) the procedures relating to any such extension, as set forth in the Investment Management Trust Agreement between the Corporation and Continental Stock Transfer & Trust Company, shall have been complied with. The gross proceeds from the issuance of such promissory notes will be added to the proceeds from the IPO to be held in the Trust Account and shall be used to fund the redemption of the IPO Shares in accordance with this Section E of Article SIXTH. In the event that the Corporation does not consummate a Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject

Annex A-1

to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per-share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.

6.      This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, GreenVision Acquisition Corp. has caused this Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

GREENVISION ACQUISITION CORP.
By:
Name: Zhigeng (David) Fu
Title: Chief Executive Officer

Annex A-2

GREENVISION ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
MAY 12, 2021

YOUR VOTE IS IMPORTANT

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 19, 2021, in connection with the annual meeting to be held at 11:00 a.m. ET on May 12, 2021 via teleconference using the following dial-in information:

US/CANADA Toll-Free Dial-In Number: 1-888-965-8995 (toll-free)
US/CANADA International Dial-In Number: +1 415-655-0243 (standard rates apply)
Conference ID: 74359491

The undersigned hereby appoints Zhigeng (David) Fu and Qi (Karl) Ye, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of GreenVision Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on April 14, 2021 at the annual meeting of stockholders, and at any adjournments thereof, to be held at 11:00 a.m. on May 12, 2021, or any adjournment thereof with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THE PROPOSAL. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the special meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
PROPOSAL 1, “FOR ALL” NOMINEES NAMED IN PROPOSAL 2, AND “FOR” PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of Stockholders to be held on May 12, 2021: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/greenvisionacquisition/2021.

For banks and brokers, the annual report is available at https://www.cstproxy.com/greenvisionacquisition/2021/ar and the proxy statement is available at and https://www.cstproxy.com/greenvisionacquisition/2021/proxy.

	FOR	AGAINST	ABSTAIN
Proposal 1 — Extension Amendment	☐	☐	☐
Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from May 21, 2021 to August 19, 2021

	For All	Withhold All	For All Except
Proposal 2 — Director Election Proposal
To elect each of the following nominees as directors of the Company, with such directors to serve until the 2022 annual meeting of shareholders.

Nominees:	☐	☐	☐

01 Zhigeng (David) Fu 02 Qi (Karl) Ye 03 He (Herbert) Yu 04 Jonathan Intrater 05 Lee Stern
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:
	FOR	AGAINST	ABSTAIN
Proposal 3 — Adjournment of Meeting

Approve the adjournment of the annual meeting under certain circumstances, if necessary or advisable, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Extension Amendment.

	☐	☐	☐

☐ To elect redemption rights, please check this box or see the proxy statement for alternative methods of electing to exercise your redemption rights. However, regardless of whether you elect redemption, your vote is important and we encourage you to vote on the below proposals.

Dated: _______________________ 2021

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPSAL 2 AND PROPOSAL 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE